UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 15, 2001

                        RETURN ON INVESTMENT CORPORATION
             (Exact name of registrant as specified in its chapter)

          DELAWARE                     033-36198                 22-3038309
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                   30144
      (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (770) 517-4750

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ITEM 2. ACQUISITION OF ASSETS.

On February 15, 2001, Return On Investment Corporation (ROI) acquired S.A.F.E. Systems, Inc. (S.A.F.E.), a privately held Illinois corporation pursuant to the Agreement and Plan of Merger and Exchange of Stock dated January 10, 2001 (the "Merger Agreement"). S.A.F.E. is a processor of credit card and stored value transactions and provides associated services. All of the issued and outstanding shares of S.A.F.E. common stock were exchanged for 400,000 shares of ROI Common Stock. 300,000 shares were delivered to the former S.A.F.E. shareholders (Denise Beiermann, Gordon W. Johnson, Brandon D. Lenore, and John J. Spaccapaniccia) and 100,000 shares are being held in escrow, to be released if at least $5,000,000 has been contributed to ROI's net revenue (as that term is defined in the Merger Agreement) by the sale of S.A.F.E. software and services (excluding equipment sales) for the period commencing with the effective date of the merger and ending June 30, 2002. In determining the aggregate purchase price for S.A.F.E., ROI took into account the value of companies of similar industry and size to S.A.F.E., comparable transactions, and the market for such companies generally.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF S.A.F.E. Financial statements of S.A.F.E. required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by ROI as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the required filing date of this Current Report on Form 8-K.

(b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial statements of ROI required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by ROI as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the required filing date of this Current Report on Form 8-K.

(c)  EXHIBITS.

2 Agreement and Plan of Merger and Exchange of Stock, dated January 10, 2001, by and among Return on Investment Corporation and S.A.F.E. Systems Inc.

99   Additional Exhibits - Certificate of Merger

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Return On Investment Corporation

                                           /s/ Charles Pecchio Jr.
                                           --------------------------------
Date 3/2/01                                Charles Pecchio Jr.
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX
                                 -------------

2 Agreement and Plan of Merger and Exchange of Stock, dated January 10, 2001, by and among Return on Investment Corporation and S.A.F.E. Systems Inc.

99   Additional Exhibits - Certificate of Merger